Exhibit 99.1

Columbia Bancorp Reports a 17% Increase in Fourth Quarter 2004 Earnings And Record Earnings for the Year 2004

          COLUMBIA, Md., Jan. 27 /PRNewswire-FirstCall/ -- Columbia Bancorp (Nasdaq: CBMD), parent company of The Columbia Bank (the “Bank”), today announced that net income for the fourth quarter 2004 increased 17.2% to $3.67 million ($.50 per diluted share), from $3.13 million ($.42 per diluted share) for the fourth quarter 2003.  For the fourth quarter 2004, return on average equity was 15.99% and return on average assets was 1.25%, compared to 14.55% and 1.23%, respectively, for the fourth quarter 2003.

          Net income for the year ended December 31, 2004 was a record $13.29 million ($1.80 per diluted share), representing an increase of 11.6% over the $11.90 million ($1.62 per diluted share) reported for the comparable period in 2003.  The Company’s return on average equity improved to 14.88% for 2004 from 14.63% for 2003.  Return on average assets was 1.21% for 2004, compared to 1.22% for 2003.

          FOURTH QUARTER FINANCIAL HIGHLIGHTS

—	Net interest income (FTE) increased $2.05 million or 18.9% over the fourth quarter of 2003.

—	The net interest margin (FTE) improved to 4.57% during the fourth quarter of 2004 compared to 4.43% during the fourth quarter 2003.

—	Non-performing assets decreased to .05% of total assets at December 31, 2004 compared to .09% at year-end 2003.

—	Quarterly cash dividends declared increased 13.3% from $.15 per share for the third quarter of 2004 to $.17 per share for the fourth quarter of 2004.

          DETAILED REVIEW OF 2004 FINANCIAL PERFORMANCE

          Total assets at December 31, 2004 were $1.18 billion compared to $1.03 billion at December 31, 2003, representing growth of 14.6%.  Loan production continued to be strong during 2004, resulting in an overall increase in total loans, net of unearned income, during the year of 13.7%, or $114.69 million, to $950.17 million.  Loan growth during 2004 can be attributed, in large part, to the Company’s continued success in the real estate development and construction and commercial real estate lending markets, which netted increases in the respective portfolios of $61.78 million (21.8%) and $20.26 million (14.1%).  The consumer loan portfolio, consisting primarily of home equity lines of credit, also exhibited strong growth during the year, increasing $26.90 million, or 15.9%.

          The Company continued to focus on funding loan growth with customer-based funding sources during 2004 in the form of retail and commercial deposits and also short-term borrowings from customers in the form of commercial paper and repurchase agreements.  As a result, customer funding sources increased 16.2% to $1.03 billion at December 31, 2004, from $882.71 million at December 31, 2003.  The $142.69 million increase in total customer funding sources during 2004 was primarily due to the increase in noninterest-bearing deposits of $49.81 million and also to the $75.16 million increase in interest-bearing deposits.  Stockholders’ equity increased 8.1% to $92.35 million at December 31, 2004 from $85.45 million at December 31, 2003, representing a tangible book value per share of $12.98.  Cash dividends declared of $.62 per share for the year ended December 31, 2004 represented an increase of 18.1% over 2003 dividends declared of $.525 per share.

          The principal driver of the Company’s 2004 earnings improvement was an increase of $5.51 million, or 13.4%, in net interest income (FTE) as compared to 2003.  This increase was primarily the result of a 12.9% increase in average earning assets during 2004 as compared to 2003 and improvement in the net interest margin (FTE) to 4.44% for 2004, from 4.42% in 2003.  This increase more than offset a decline in noninterest income of $2.17 million, or 24.2%, which was attributable, in part, to a decline in residential mortgage loan production associated with a slowdown in refinancing activity. Specifically, decreased mortgage origination volume resulted in a decline of $1.52 million, or 51.4%, in gains and fees realized on sales of mortgage loans, net of costs.

          The Company continued to leverage its overhead structure by limiting the increase in total noninterest expenses to $1.08 million, or 3.6%, for 2004 as compared to 2003, while operating income (net interest income plus noninterest income) increased $2.75 million or 5.5%.  The increase in noninterest expense during the year included: (i) an increase of $480,000, or 2.9%, in salaries and employee benefits; (ii) an increase in occupancy costs of $132,000, or 3.5%, reflecting normal escalations in lease payments and costs to maintain business properties; and (iii) an increase in other noninterest expenses of $604,000, or 12.7%, primarily reflecting added consulting, legal and audit expenses related to Sarbanes-Oxley compliance and added costs incurred to support increases in loan and deposit processing volumes.

          While the Company continued to experience growth in its loan portfolio, asset quality remained strong as evidenced by a reduction in non-performing assets and past due loans to $645,000 at December 31, 2004.  As a percent of total assets, non-performing assets and past due loans at December 31, 2004 were .05% compared to .09% at December 31, 2003.  At December 31, 2004, the allowance for credit losses totaled $11.58 million, or 1.22% of total loans, compared to $10.83 million, or 1.30% of loans, at December 31, 2003.  The Company recorded net recoveries during 2004 and 2003 of $27,000 and $819,000, respectively.

          ABOUT COLUMBIA BANCORP
          Columbia Bancorp, headquartered in Columbia, Maryland, is a bank holding company and parent company of The Columbia Bank, a commercial bank. The Columbia Bank currently operates twenty-four banking offices in the Baltimore/Washington Corridor and provides a full range of financial services to consumers and businesses.  Columbia Bancorp’s Common Stock is traded on the National Market tier of The Nasdaq Stock Market(SM) under the symbol “CBMD”.

          NON-GAAP PRESENTATION
          This press release includes disclosure and discussion of the net interest margin and efficiency ratio which are reported on a fully tax-equivalent basis (“FTE”).  This press release also includes disclosure and discussion of net income, noninterest income, the efficiency ratio, earnings per share, and return on average equity, exclusive of non-recurring income. These amounts and ratios are non-GAAP financial measures as defined in Securities and Exchange Commission (“SEC”) Regulation G and Item 10 of SEC Regulation S-K.  Management believes that these measures are better indicators of operating performance than the GAAP-based ratios and better tools for managing net interest income, noninterest income, and noninterest expenses. A complete reconciliation of the GAAP-based and non-GAAP information included in this press release is provided in the following schedules.  Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

          FORWARD-LOOKING STATEMENTS
          Certain statements contained in this Press Release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on Columbia Bancorp’s current intent, belief and expectations.  These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict.  Actual results may differ materially from these forward-looking statements because of interest rate fluctuations, a deterioration of economic conditions in the Baltimore/Washington metropolitan area, a downturn in the real estate market, losses from impaired loans, an increase in non-performing assets, potential exposure to environmental laws, federal and state bank laws and regulations, the highly competitive nature of the banking industry, a loss of key personnel, changes in accounting standards and other risks described in this filing and the Company’s other filings with the Securities and Exchange Commission.  Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date.  Columbia Bancorp undertakes no obligation to update or revise the information contained in this filing whether as a result of new information, future events or circumstances or otherwise.  Past results of operations may not be indicative of future results.

COLUMBIA BANCORP
Financial Highlights
(Dollars in Thousands, Except Per-Share Data)
(Unaudited)

	As of and Twelve Months Ended December 31,

	2004	2003	% Change

SUMMARY OF OPERATING RESULTS:
Tax equivalent interest income	$58,683	$51,942	13.0%
Interest expense	11,963	10,736	11.4%
Tax equivalent net interest income	46,720	41,206	13.4%
Tax equivalent adjustment	1,137	539	110.9%
Net interest income	45,583	40,667	12.1%
Provision for credit losses	728	1,170	(37.8)%
Noninterest income	6,798	8,963	(24.2)%
Noninterest expense	31,045	29,970	3.6%
Income before taxes	20,608	18,490	11.5%
Income tax provision	7,323	6,586	11.2%
Net income	13,285	11,904	11.6%
PER SHARE DATA:
Net income:
Basic	$1.86	$1.67	11.4%
Diluted	1.80	1.62	11.1%
Average number of shares outstanding:
Basic	7,148,420	7,133,937	0.2%
Diluted	7,391,371	7,369,736	0.3%
Book value, at period end	$12.98	$11.92	8.9%
Tangible book value, at period end	12.98	11.92	8.9%
Cash dividends declared	$0.62	$0.525	18.1%
PERIOD END DATA:
Loans, net of unearned income	$950,170	$835,484	13.7%
Investment securities and securities available-for-sale	164,150	133,927	22.6%
Assets	1,179,006	1,029,255	14.5%
Noninterest-bearing deposits	256,132	206,323	24.1%
Interest-bearing deposits	656,446	581,285	12.9%
Total deposits	912,578	787,608	15.9%
Customer funding sources (a)	1,025,403	882,710	16.2%
Stockholders’ equity	92,348	85,449	8.1%
PERFORMANCE RATIOS:
Return on average assets	1.21%	1.22%
Return on average stockholders’ equity	14.88%	14.63%
Net interest margin	4.33%	4.36%
Net interest margin (FTE)	4.44%	4.42%
Efficiency ratio (FTE)(c)	58.01%	59.74%
CAPITAL RATIOS:
Period-end capital to risk- weighted assets:
Tier 1	9.74%	9.28%
Total	10.85%	10.45%
Period-end tier 1 leverage ratio	8.75%	8.43%
ASSET QUALITY:
Allowance for credit losses to loans, net of unearned income, at period-end	1.22%	1.30%
Net recoveries	$27	$819	(96.7)%
Annualized net recoveries to average loans, net of unearned income	0.00%	0.11%
Nonperforming assets:
Nonaccrual loans	$614	$892	(31.2)%
Restructured loans	—	—	na
Loans 90+ days past due and accruing	31	72	(56.9)%
Other real estate owned	—	—	na
Total nonperforming assets	$645	$964	(33.1)%
Nonperforming and past due loans to total loans, net of unearned income, at period-end	0.07%	0.12%
Nonperforming assets and past due loans to total assets, at period-end	0.05%	0.09%

	As of and Twelve Months Ended December 31,

	2004	2003	% Change

NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for services	$3,718	$3,994	(6.9)%
Gains and fees on sales of mortgage loans, net of costs	1,437	2,955	(51.4)%
Net income on other real estate owned	59	22	168.2%
Gain on sale of available for sale securities	—	28	(100.0)%
Commissions earned on financial services sales	589	606	(2.8)%
Other noninterest income	995	1,358	(26.7)%
	6,798	8,963	(24.2)%
Noninterest expenses:
Salaries and employee benefits	16,931	16,451	2.9%
Occupancy, net	3,950	3,818	3.5%
Equipment	1,912	1,958	(2.3)%
Data processing	1,969	1,955	0.7%
Marketing	929	1,038	(10.5)%
Other noninterest expenses	5,354	4,750	12.7%
	31,045	29,970	3.6%
AVERAGE BALANCES:
Federal funds sold and interest-bearing deposits (b)	$20,635	$25,158	(18.0)%
Investment securities and securities available-for-sale	130,865	144,445	(9.4)%
Loans, net of unearned income	894,961	747,153	19.8%
Loans originated for sale (b)	6,328	15,707	(59.7)%
Total earning assets	1,052,789	932,463	12.9%
Total assets	1,100,098	977,201	12.6%
Interest-bearing deposits:
NOW accounts	88,127	89,366	(1.4)%
Savings/money market accounts	199,618	199,352	0.1%
Time deposits	347,351	280,638	23.8%
Noninterest-bearing deposits	221,810	175,906	26.1%
Total deposits	856,906	745,262	15.0%
Short-term borrowings (b)	123,092	121,158	1.6%
Long-term borrowings	23,236	20,000	16.2%
Total interest-bearing liabilities	781,424	710,514	10.0%
Stockholders’ equity	89,262	81,377	9.7%
YIELD ANALYSIS:
Federal funds sold and interest-bearing deposits	1.16%	1.11%
Investment securities and securities available-for-sale (FTE)	4.16%	4.41%
Loans, net of unearned income (FTE)	5.88%	5.94%
Total yield on earning assets (FTE)	5.57%	5.57%
Interest-bearing deposits
NOW accounts	0.15%	0.12%
Savings/money market accounts	0.40%	0.54%
Time deposits	2.42%	2.72%
Short-term borrowings	1.14%	0.71%
Long-term borrowings	5.24%	5.34%
Total cost of interest-bearing liabilities	1.53%	1.51%

	As of and Three Months Ended December 31,

	2004	2003	% Change

SUMMARY OF OPERATING RESULTS:
Tax equivalent interest income	$16,376	$13,339	22.8%
Interest expense	3,497	2,507	39.5%
Tax equivalent net interest income	12,879	10,832	18.9%
Tax equivalent adjustment	326	188	73.4%
Net interest income	12,553	10,644	17.9%
Provision for credit losses	36	120	(70.0)%
Noninterest income	1,475	1,848	(20.2)%
Noninterest expense	8,343	7,587	10.0%
Income before taxes	5,649	4,785	18.1%
Income tax provision	1,976	1,652	19.6%
Net income	3,673	3,133	17.2%
PER SHARE DATA:
Net income:
Basic	$0.52	$0.44	18.2%
Diluted	0.50	0.42	19.0%
Average number of shares outstanding:
Basic	7,113,768	7,164,091	(0.7)%
Diluted	7,371,541	7,413,256	(0.6)%
Cash dividends declared	$0.17	$0.15	13.3%
PERIOD END DATA:
PERFORMANCE RATIOS:
Return on average assets	1.25%	1.23%
Return on average stockholders’ equity	15.99%	14.55%
Net interest margin	4.46%	4.36%
Net interest margin (FTE)	4.57%	4.43%
Efficiency ratio (FTE)(c)	58.12%	59.83%
CAPITAL RATIOS:
Period-end capital to risk- weighted assets:
Tier 1
Total
Period-end tier 1 leverage ratio
ASSET QUALITY:
Allowance for credit losses to loans, net of unearned income, at period-end
Net recoveries	$33	$148	(77.7)%
Annualized net recoveries to average loans, net of unearned income	0.01%	0.07%
Nonperforming assets:
Nonaccrual loans
Restructured loans
Loans 90+ days past due and accruing
Other real estate owned
Total nonperforming assets
Nonperforming and past due loans to total loans, net of unearned income, at period-end
Nonperforming assets and past due loans to total assets, at period-end

	As of and Three Months Ended December 31,

	2004	2003	% Change

NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for services	$774	$1,006	(23.1)%
Gains and fees on sales of mortgage loans, net of costs	287	322	(10.9)%
Net income on other real estate owned	—	2	(100.0)%
Gain on sale of available for sale securities	—	—	na
Commissions earned on financial services sales	166	150	10.7%
Other noninterest income	248	368	(32.6)%
	1,475	1,848	(20.2)%
Noninterest expenses:
Salaries and employee benefits	4,865	4,301	13.1%
Occupancy, net	1,112	1,000	11.2%
Equipment	426	514	(17.1)%
Data processing	394	498	(20.9)%
Marketing	193	199	(3.0)%
Other noninterest expenses	1,353	1,075	25.9%
	8,343	7,587	10.0%
AVERAGE BALANCES:
Federal funds sold and interest-bearing deposits (b)	$15,512	$8,584	80.7%
Investment securities and securities available-for-sale	157,348	135,749	15.9%
Loans, net of unearned income	940,368	818,038	15.0%
Loans originated for sale (b)	7,068	6,891	2.6%
Total earning assets	1,120,296	969,262	15.6%
Total assets	1,167,536	1,012,865	15.3%
Interest-bearing deposits:
NOW accounts	87,742	86,806	1.1%
Savings/money market accounts	201,479	207,351	(2.8)%
Time deposits	364,888	292,383	24.8%
Noninterest-bearing deposits	245,886	192,030	28.0%
Total deposits	899,995	778,570	15.6%
Short-term borrowings (b)	139,635	124,563	12.1%
Long-term borrowings	26,231	20,000	31.2%
Total interest-bearing liabilities	819,975	731,103	12.2%
Stockholders’ equity	91,367	85,420	7.0%
YIELD ANALYSIS:
Federal funds sold and interest-bearing deposits	1.59%	0.88%
Investment securities and securities available-for-sale (FTE)	3.92%	3.96%
Loans, net of unearned income (FTE)	6.20%	5.75%
Total yield on earning assets (FTE)	5.81%	5.46%
Interest-bearing deposits
NOW accounts	0.16%	0.10%
Savings/money market accounts	0.47%	0.37%
Time deposits	2.48%	2.46%
Short-term borrowings	1.74%	0.68%
Long-term borrowings	5.22%	5.34%
Total cost of interest-bearing liabilities	1.70%	1.36%

(a)	Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
(b)	Variances reflect significant fluctuations in account balances due to the nature of the accounts.
(c)	The efficiency ratio (FTE) is defined as total expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

          Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Consolidated Statements of Condition
(Dollars in Thousands)

	December 31,

	2004	2003

	(unaudited)	(audited)
Assets
Cash and due from banks	$30,012	$35,846
Interest-bearing deposits with banks	208	205
Federal funds sold	9,904	3,292
Investment securities held-to-maturity	116,170	77,344
Securities available-for-sale	47,980	56,583
Residential mortgage loans originated for sale	8,698	6,046
Loan receivables:
Real estate - development and construction	345,375	283,599
Commercial	226,763	221,374
Real estate - mortgage:
Residential	17,272	16,349
Commercial	163,985	143,723
Retail, principally second mortgage loans and residential equity lines of credit	196,198	169,298
Other	668	1,504
Total loans	950,261	835,847
Less: unearned income, net of origination costs	(91)	(363)
allowance for credit losses	(11,583)	(10,828)
Loans, net	938,587	824,656
Property and equipment, net	6,647	7,332
Prepaid expenses and other assets	20,800	17,951
Total assets	$1,179,006	$1,029,255
Liabilities
Deposits:
Noninterest-bearing	$256,132	$206,323
Interest-bearing	656,446	581,285
Total deposits	912,578	787,608
Short-term borrowings	135,825	128,844
Subordinated debentures	10,310	—
Long-term borrowings	20,000	20,000
Accrued expenses and other liabilities	7,945	7,354
Total liabilities	1,086,658	943,806
Stockholders’ equity
Common stock, $.01 par value per share; authorized 10,000,000 shares; outstanding 7,114,267 and 7,170,882 shares, respectively	71	72
Additional paid-in capital	45,739	47,886
Retained earnings	46,419	37,561
Accumulated other comprehensive income (loss)	119	(70)
Total stockholders’ equity	92,348	85,449
Total liabilities and stockholders’ equity	$1,179,006	$1,029,255

          Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Consolidated Statements of Income
(Dollars in Thousands, Except Per-Share Data)

	Twelve Months Ended December 31,		Three Months Ended December 31,

	2004	2003	2004	2003

	(unaudited)	(audited)	(unaudited)	(unaudited)
Interest income:
Loans	$52,245	$44,962	$14,528	$11,841
Investment securities	5,062	6,161	1,459	1,292
Federal funds sold and interest- bearing deposits with banks	239	280	63	18
Total interest income	57,546	51,403	16,050	13,151
Interest expense:
Deposits	9,340	8,814	2,544	2,024
Borrowings	2,623	1,922	953	483
Total interest expense	11,963	10,736	3,497	2,507
Net interest income	45,583	40,667	12,553	10,644
Provision for credit losses	728	1,170	36	120
Net interest income after provision for credit losses	44,855	39,497	12,517	10,524
Noninterest income:
Fees charged for services	3,718	3,994	774	1,006
Gains and fees on sales of mortgage loans, net of costs	1,437	2,955	287	322
Net income on other real estate owned	59	22	—	2
Gain on sale of investment securities	—	28	—	—
Commissions earned on financial services sales	589	606	166	150
Other	995	1,358	248	368
Total noninterest income	6,798	8,963	1,475	1,848
Noninterest expense:
Salaries and employee benefits	16,931	16,451	4,865	4,301
Occupancy, net	3,950	3,818	1,112	1,000
Equipment	1,912	1,958	426	514
Data processing	1,969	1,955	394	498
Marketing	929	1,038	193	199
Professional fees	945	663	344	95
Cash management services	548	579	137	140
Deposit insurance	202	196	52	49
Other	3,659	3,312	820	791
Total noninterest expense	31,045	29,970	8,343	7,587
Income before income taxes	20,608	18,490	5,649	4,785
Income tax provision	7,323	6,586	1,976	1,652
Net income	$13,285	$11,904	$3,673	$3,133
Per common share data:
Net income: Basic	$1.86	$1.67	$0.52	$0.44
Diluted	1.80	1.62	0.50	0.42
Cash dividends declared	$0.62	$0.525	$0.17	$0.15

          Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Reconciliation of GAAP-based Operating Performance Measures
and Core Operating Performance Measures
(Dollars in Thousands, Except Per-Share Data)
  (Unaudited)

	Twelve Months Ended December 31,		Three Months Ended December 31,

	2004	2003	2004	2003

GAAP-BASED OPERATING PERFORMANCE MEASURES:
Net interest income	$45,583	$40,667	$12,553	$10,644
Provision for credit losses	728	1,170	36	120
Noninterest income	6,798	8,963	1,475	1,848
Noninterest expense	31,045	29,970	8,343	7,587
Income before taxes	20,608	18,490	5,649	4,785
Income tax provision	7,323	6,586	1,976	1,652
Net income	13,285	11,904	3,673	3,133
Return on average assets	1.21%	1.22%	1.25%	1.23%
Return on average equity	14.88%	14.63%	15.99%	14.55%
Net interest margin	4.33%	4.36%	4.46%	4.36%
Efficiency ratio	59.27%	60.39%	59.47%	60.73%
Net income per share - diluted	$1.80	$1.62	$0.50	$0.42
NON-GAAP ADJUSTMENTS
Tax equivalent adjustment - net interest income	$1,137	$539	$326	$188
CORE OPERATING PERFORMANCE MEASURES
Net interest income - tax equivalent	$46,720	$41,206	$12,879	$10,832
Tax equivalent adjustment	(1,137)	(539)	(326)	(188)
Net interest income	45,583	40,667	12,553	10,644
Provision for credit losses	728	1,170	36	120
Noninterest income	6,798	8,963	1,475	1,848
Noninterest expense	31,045	29,970	8,343	7,587
Income before taxes	20,608	18,490	5,649	4,785
Income tax provision	7,323	6,586	1,976	1,652
Net income	13,285	11,904	3,673	3,133
Return on average assets	1.21%	1.22%	1.25%	1.23%
Return on average equity	14.88%	14.63%	15.99%	14.55%
Net interest margin (FTE)	4.44%	4.42%	4.57%	4.43%
Efficiency ratio (FTE)	58.01%	59.74%	58.12%	59.83%
Net income per share - diluted	$1.80	$1.62	$0.50	$0.42

COLUMBIA BANCORP
Quarterly Highlights
(Dollars in Thousands, Except Per-Share Data)

	4Q04	3Q04	2Q04	1Q04

	(unaudited)
SUMMARY OF OPERATING RESULTS:
GAAP-based:
Interest income	$16,050	$14,833	$13,408	$13,255
Interest expense	3,497	3,131	2,755	2,580
Net interest income	12,553	11,702	10,653	10,675
Provision for credit losses	36	192	190	310
Noninterest income	1,475	1,714	1,872	1,737
Noninterest expense	8,343	7,669	7,504	7,529
Income before taxes	5,649	5,555	4,831	4,573
Income tax provision	1,976	2,037	1,718	1,592
Net income	3,673	3,518	3,113	2,981
Based on core operating performance (a):
Tax-equivalent interest income	$16,376	$15,097	$13,681	$13,529
Interest expense	3,497	3,131	2,755	2,580
Tax-equivalent net interest income	12,879	11,966	10,926	10,949
Tax-equivalent adjustment	326	264	273	274
Net interest income	12,553	11,702	10,653	10,675
Provision for credit losses	36	192	190	310
Noninterest income	1,475	1,714	1,872	1,737
Noninterest expense	8,343	7,669	7,504	7,529
Income before taxes	5,649	5,555	4,831	4,573
Income tax provision	1,976	2,037	1,718	1,592
Net income	3,673	3,518	3,113	2,981
PER SHARE DATA:
Net income :
GAAP-based:
Basic	$0.52	$0.49	$0.43	$0.42
Diluted	0.50	0.48	0.42	0.40
Based on core operating performance (a):
Basic	$0.52	$0.49	0.43	0.42
Diluted	0.50	0.48	0.42	0.40
Average number of shares outstanding:
Basic	7,113,768	7,128,359	7,170,585	7,178,797
Diluted	7,371,541	7,350,901	7,404,762	7,434,701
Book value, at period end	$12.98	$12.65	$12.33	$12.23
Tangible book value, at period end	12.98	12.66	12.33	12.23
Cash dividends declared	0.17	0.15	0.15	0.15
PERIOD END DATA:
Loans, net of unearned income	$950,170	$936,000	$900,320	$864,753
Investment securities and securities available-for-sale	164,150	150,604	122,430	104,211
Assets	1,179,006	1,179,107	1,126,916	1,083,798
Noninterest-bearing deposits	256,132	246,092	240,117	220,700
Interest-bearing deposits	656,446	669,250	650,884	625,311
Total deposits	912,578	915,342	891,001	846,011
Customer funding sources (a)	1,025,403	1,053,771	1,001,524	963,051
Stockholders’ equity	92,348	90,100	88,039	87,934
PERFORMANCE RATIOS:
GAAP-based:
Return on average assets	1.25%	1.24%	1.16%	1.16%
Return on average stockholders’ equity	15.99%	15.60%	14.07%	13.75%
Net interest margin	4.46%	4.31%	4.18%	4.34%
Efficiency ratio	59.47%	57.16%	59.91%	60.66%
Based on core operating performance (a):
Return on average assets	1.25%	1.24%	1.16%	1.16%
Return on average stockholders’ equity	15.99%	15.60%	14.07%	13.75%
Net interest margin (FTE)	4.57%	4.41%	4.29%	4.46%
Efficiency ratio (FTE)	58.12%	56.06%	58.63%	59.35%
CAPITAL RATIOS:
Period-end capital to risk-weighted assets:
Tier 1	9.74%	9.23%	9.45%	9.04%
Total	10.85%	10.35%	10.58%	10.20%
Period-end tier 1 leverage ratio	8.75%	8.51%	8.79%	8.34%
ASSET QUALITY:
Allowance for credit losses to loans, net of unearned income, at period-end	1.22%	1.23%	1.25%	1.28%
Net recoveries (charge-offs)	$33	$81	$10	$(97)
Annualized net recoveries (charge-offs) to average loans, net of unearned income	0.01%	0.04%	—%	(0.05)%
Nonperforming assets:
Nonaccrual loans	$614	$635	$1,095	$1,168
Restructured loans	—	—	—	—
Loans 90+ days past due and accruing	31	22	91	69
Other real estate owned	—	—	250	250
Total nonperforming assets	$645	$657	$1,436	$1,487
Nonperforming and past due loans to total loans,net of unearned income, at period-end	0.07%	0.07%	0.13%	0.14%
Nonperforming assets and past due loans to total assets, at period-end	0.05%	0.06%	0.13%	0.14%
NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for deposit services	$774	$910	$1,029	$1,005
Gains on sales of mortgage loans, net of costs	287	291	508	351
Net income (loss) on other real estate owned	—	73	(5)	(9)
Commissions earned on financial services sales	166	146	137	140
Other noninterest income	248	294	203	250
Total noninterest income	$1,475	$1,714	$1,872	$1,737
Noninterest expenses:
Salaries and payroll taxes	$4,014	$3,718	$3,618	$3,684
Employee benefits	851	396	288	362
Occupancy, net	1,112	918	944	976
Equipment	426	468	505	513
Data processing	394	525	532	518
Marketing	193	140	296	300
Other noninterest expenses	1,353	1,504	1,321	1,176
Total noninterest expenses	$8,343	$7,669	$7,504	$7,529
AVERAGE BALANCES:
Federal funds sold and interest bearing deposits	$15,512	$20,056	$37,521	$9,513
Investment securities and securities available-for-sale	157,348	140,143	103,384	122,192
Loans, net of unearned income	940,368	914,052	873,278	851,436
Loans originated for sale (b)	7,068	4,738	8,320	5,196
Total earning assets	1,120,296	1,078,989	1,022,503	988,337
Total assets	1,167,536	1,126,923	1,071,793	1,033,102
Interest-bearing deposits:
NOW accounts	87,742	89,532	89,308	85,917
Savings/money market accounts	201,479	208,538	194,197	194,141
Time deposits	364,888	361,653	348,394	314,116
Noninterest-bearing deposits	245,886	228,429	221,033	191,551
Total deposits	899,995	888,152	852,932	785,725
Short-term borrowings (b)	139,635	118,077	105,985	128,547
Long-term borrowings	26,231	26,186	20,462	20,000
Total interest-bearing liabilities	819,975	803,986	758,346	742,721
Stockholders’ equity	91,367	89,730	88,743	87,180
YIELD ANALYSIS:
Federal funds sold and interest bearing deposits	1.59%	1.29%	0.96%	0.89%
Investment securities and securities available- for-sale (FTE)	3.92%	4.07%	4.45%	4.30%
Loans, net of unearned income (FTE)	6.20%	5.89%	5.68%	5.71%
Total yield on earning assets (FTE)	5.81%	5.57%	5.38%	5.49%
Interest-bearing deposits
NOW accounts	0.16%	0.15%	0.15%	0.13%
Savings/money market accounts	0.47%	0.41%	0.37%	0.36%
Time deposits	2.48%	2.42%	2.39%	2.39%
Short-term borrowings	1.74%	1.17%	0.77%	0.77%
Long-term borrowings	5.22%	5.09%	5.35%	5.36%
Total cost of interest- bearing liabilities	1.70%	1.55%	1.46%	1.40%

(a)

Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items, where applicable. There were no non-recurring items in the periods presented.

(b)	Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

Certain reclassifications of information previously reported have been made to conform with current presentation.

COLUMBIA BANCORP
Quarterly Highlights
(Dollars in Thousands, Except Per-Share Data)

	4Q03	3Q03	2Q03	1Q03

	(unaudited)
SUMMARY OF OPERATING RESULTS:
GAAP-based:
Interest income	$13,151	$13,051	$12,828	$12,373
Interest expense	2,507	2,559	2,758	2,912
Net interest income	10,644	10,492	10,070	9,461
Provision for credit losses	120	—	745	305
Noninterest income	1,848	2,737	2,444	1,934
Noninterest expense	7,587	7,849	7,335	7,199
Income before taxes	4,785	5,380	4,434	3,891
Income tax provision	1,652	1,937	1,597	1,400
Net income	3,133	3,443	2,837	2,491
Based on core operating performance (a):
Tax-equivalent interest income	$13,339	$13,169	$12,941	$12,493
Interest expense	2,507	2,559	2,758	2,912
Tax-equivalent net interest income	10,832	10,610	10,183	9,581
Tax-equivalent adjustment	188	118	113	120
Net interest income	10,644	10,492	10,070	9,461
Provision for credit losses	120	—	745	305
Noninterest income	1,848	2,737	2,444	1,934
Noninterest expense	7,587	7,849	7,335	7,199
Income before taxes	4,785	5,380	4,434	3,891
Income tax provision	1,652	1,937	1,597	1,400
Net income	3,133	3,443	2,837	2,491
PER SHARE DATA:
Net income :
GAAP-based:
Basic	$0.44	$0.48	$0.40	$0.35
Diluted	0.42	0.47	0.39	0.34
Based on core operating performance (a):
Basic	0.44	0.48	0.40	0.35
Diluted	0.42	0.47	0.39	0.34
Average number of shares outstanding:
Basic	7,164,091	7,137,668	7,117,805	7,115,612
Diluted	7,413,256	7,387,088	7,346,462	7,290,541
Book value, at period end	$11.92	$11.65	$11.31	$11.02
Tangible book value, at period end	11.92	11.65	11.31	11.02
Cash dividends declared	0.150	0.125	0.125	0.125
PERIOD END DATA:
Loans, net of unearned income	$835,484	$797,108	$750,509	$696,322
Investment securities and securities available-for-sale	133,927	142,048	140,552	145,714
Assets	1,029,255	1,013,492	1,060,141	993,570
Noninterest-bearing deposits	206,323	190,576	197,490	182,421
Interest-bearing deposits	581,285	584,401	586,507	565,106
Total deposits	787,608	774,977	783,997	747,527
Customer funding sources (a)	887,930	897,860	937,758	877,955
Stockholders’ equity	85,449	83,132	80,538	78,422
PERFORMANCE RATIOS:
GAAP-based:
Return on average assets	1.23%	1.36%	1.18%	1.09%
Return on average stockholders’ equity	14.55%	16.56%	14.26%	12.92%
Net interest margin	4.36%	4.34%	4.40%	4.35%
Efficiency ratio	60.73%	59.33%	58.61%	63.18%
Based on core operating performance (a):
Return on average assets	1.23%	1.36%	1.18%	1.09%
Return on average stockholders’ equity	14.55%	16.56%	14.26%	12.92%
Net interest margin (FTE)	4.43%	4.39%	4.45%	4.40%
Efficiency ratio (FTE)	59.83%	58.81%	58.09%	62.52%
CAPITAL RATIOS:
Period-end capital to risk-weighted assets:
Tier 1	9.28%	9.31%	9.20%	9.62%
Total	10.45%	10.49%	10.33%	10.73%
Period-end tier 1 leverage ratio	8.43%	8.30%	8.34%	8.49%
ASSET QUALITY:
Allowance for credit losses to loans, net of unearned income, at period-end	1.30%	1.32%	1.31%	1.31%
Net recoveries (charge-offs)	$148	$695	$21	$(45)
Annualized net recoveries (charge-offs) to average loans, net of unearned income	0.07%	0.36%	0.01%	(0.03)%
Nonperforming assets:
Nonaccrual loans	$892	$974	$720	$806
Restructured loans	—	—	643	—
Loans 90+ days past due and accruing	72	127	112	164
Other real estate owned	—	—	—	—
Total nonperforming assets	$964	$1,101	$1,475	$970
Nonperforming and past due loans to total loans, net of unearned income, at period-end	0.12%	0.14%	0.20%	0.14%
Nonperforming assets and past due loans to total assets, at period-end	0.09%	0.11%	0.14%	0.10%
NONINTEREST INCOME AND EXPENSE BREAKDOWN:
Noninterest income:
Fees charged for deposit services	$1,006	$1,056	$994	$938
Gains on sales of mortgage loans, net of costs	322	1,168	834	630
Net income (loss) on other real estate owned	2	(21)	30	11
Gain on sale of investment securities	—	28	—	—
Gain (loss) on sale of other assets, net	(3)	(6)	—	(1)
Commissions earned on financial services sales	150	208	125	123
Other noninterest income	371	304	461	233
Total noninterest income	$1,848	$2,737	$2,444	$1,934
Noninterest expenses:
Salaries and payroll taxes	$3,583	$3,717	$3,610	$3,440
Employee benefits	718	598	255	530
Occupancy, net	1,000	974	920	924
Equipment	514	500	495	449
Data processing	498	563	484	410
Marketing	199	272	335	232
Other noninterest expenses	1,075	1,225	1,236	1,214
Total noninterest expenses	$7,587	$7,849	$7,335	$7,199
AVERAGE BALANCES:
Federal funds sold and interest bearing deposits	$8,584	$23,355	$25,995	$43,101
Investment securities and securities available-for-sale	135,749	139,201	151,508	151,552
Loans, net of unearned income	818,038	772,604	721,274	676,358
Loans originated for sale (b)	6,891	24,081	19,945	11,872
Total earning assets	969,262	959,241	918,722	882,883
Total assets	1,012,865	1,003,752	965,980	926,466
Interest-bearing deposits:
NOW accounts	86,806	92,491	93,717	84,388
Savings and money market accounts	207,351	205,166	198,470	186,126
Time deposits	292,383	280,345	280,242	282,201
Noninterest-bearing deposits	192,030	182,221	168,554	160,133
Total deposits	778,570	760,223	740,983	712,848
Short-term borrowings (b)	124,563	137,021	115,939	106,739
Long-term borrowings	20,000	20,000	20,000	20,000
Total interest-bearing liabilities	731,103	735,023	708,368	679,454
Stockholders’ equity	85,420	82,502	79,775	78,182
YIELD ANALYSIS:
Federal funds sold and interest bearing deposits	0.88%	0.95%	1.18%	1.20%
Investment securities and securities available- for-sale (FTE)	3.96%	4.34%	4.59%	4.69%
Loans, net of unearned income (FTE)	5.75%	5.77%	6.02%	6.25%
Total yield on earning assets (FTE)	5.46%	5.45%	5.65%	5.74%
Interest-bearing deposits
NOW accounts	0.10%	0.10%	0.10%	0.19%
Savings and money market accounts	0.37%	0.37%	0.64%	0.82%
Time deposits	2.46%	2.62%	2.78%	2.90%
Short-term borrowings	0.68%	0.57%	0.69%	0.81%
Long-term borrowings	5.34%	5.71%	5.50%	5.34%
Total cost of interest- bearing liabilities	1.36%	1.38%	1.56%	1.74%

(a)

Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non- recurring items, where applicable. There were no non-recurring items in the periods presented.

(b)	Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

Certain reclassifications of information previously reported have been made to conform with current presentation.

SOURCE  Columbia Bancorp
     -0-                         01/27/2005
          /CONTACT:  John A. Scaldara, Jr., President and COO, +1-410-423-8012, or
James P. Radick, CFO, +1-410-423-8020, both of Columbia Bancorp/
          /Company News On-Call:  http://www.prnewswire.com/comp/127921.html /
          /Web site:  http://www.columbank.com /
          (CBMD)